UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 16, 2013

SILICON LABORATORIES INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-29823	74-2793174
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

400 West Cesar Chavez, Austin, TX	78701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 416-8500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 16, 2013, Silicon Laboratories Inc. (the “Company”) held its Annual Meeting of Stockholders.  The matters voted upon at the meeting and the results of those votes were as follows:

Proposal 1 — Election of Class III Directors

	Votes For	Votes Withheld	Votes Abstaining	Broker Non-Votes
William G. Bock	36,146,884	1,856,501	—	2,300,322
R. Ted Enloe III	37,785,232	218,153	—	2,300,322
Jack R. Lazar	37,787,772	215,613	—	2,300,322

Proposal 2 — Ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm for the fiscal year ending December 28, 2013

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
39,854,586	438,481	10,640	—

Proposal 3 — Approval, by non-binding vote, of the compensation of the Company’s Named Executive Officers as disclosed in the Company’s Proxy Statement

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
37,309,821	675,585	17,979	2,300,322

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILICON LABORATORIES INC.

April 17, 2013	/s/ William G. Bock
Date	William G. Bock Senior Vice President and Chief Financial Officer (Principal Financial Officer)